SUPPLEMENT

Dated January 3, 2006

To

Prospectus Dated April 29, 2005

VARIABLE LIFE

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by

The Northwestern Mutual Life Insurance Company

And

Northwestern Mutual Variable Life Account

Following the close of business on the last business day of 2005, the current annual charge for federal income taxes is reduced from an annual rate of .20% to .05% of the assets of the Account. The corresponding changes are made to the Prospectus as follows:

1.	In the sixth row of the table on page 3 under the heading “Periodic Charges Other than Fund Operating Expenses,” the “Current Amount Deducted” for “Charge for Federal Income Taxes” is reduced as of January 1, 2006 from an annual rate of .20% of the assets of the Account to .05%. The “Maximum Amount Deducted” remains unchanged as “[a] rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies.”

2.	In the second paragraph under the heading “Charges Against the Account Assets” on page 13, the second sentence is amended to read as follows: “Currently, we are making a daily charge for federal income taxes we incur at the annual rate of .05% of the assets of the Account.”

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